UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                   -------------------------
                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 15, 2000
                                                  ------------





                    IMAGIS TECHNOLOGIES INC.
     (Exact Name of Registrant as Specified in its Charter)



British Columbia, Canada             000-30090                  None
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
of incorporation)                                        Identification No.)




                 1300-1075 West Georgia Street
                         Vancouver, BC
                        Canada  V6E 3C9
            (Address of Principal Executive Offices)
                         (604) 684-2449
      (Registrant's Telephone Number, Including Area Code)

Item 5    Other Events

          The following documents attached as Exhibit 99.1 and mailed to shareholders on May 19, 2000, are hereby incorporated by reference:

          Information Circular, Proxy, Notice of Annual General Meeting, and Return Card

          The press release attached as Exhibit 99.2 is hereby incorporated by reference.

Item 7    Financial Statements and Exhibits

          Exhibits:

          99.1 Information Circular, Proxy, Notice of Annual General Meeting, and Return Card
          99.2 Press Release dated May 15, 2000



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Imagis Technologies Inc.
                                   -----------------------------
                                  (Registrant)


                                   /s/ Sandra Buschau
                                   -----------------------------
                                  (Signature)


                                   Sandra Buschau
                                   -----------------------------
                                  (Name)


                                   Corporate Secretary
                                   -----------------------------
                                  (Title)


May 31, 2000
-----------------------------
Date